Intangible assets	12 Months Ended
Dec. 31, 2022
Intangible assets
Intangible assets

17 Intangible assets

Intangible assets, such as internally generated software and goodwill generated on business combinations are not physical in nature. This note presents the cost of the assets, which is the amount NatWest Group initially paid or incurred, additions and disposals during the year, and any amortisation or impairment. Amortisation is a charge that reflects the usage of the asset and impairment is a reduction in value arising from specific events identified during the year.

For accounting policy information see Accounting policies notes 3.4 and 3.5.

	2022			2021
	Goodwill	Other (1)	Total	Goodwill	Other (1)	Total
Cost	£m	£m	£m	£m	£m	£m
At 1 January	9,939	3,050	12,989	9,939	2,592	12,531
Currency translation and other adjustments	(8)	(3)	(11)	—	29	29
Additions	—	743	743	—	479	479
Disposals and write-off of fully amortised assets	—	(27)	(27)	—	(50)	(50)
At 31 December	9,931	3,763	13,694	9,939	3,050	12,989

Accumulated amortisation and impairment
At 1 January	4,417	1,849	6,266	4,332	1,544	5,876
Currency translation and other adjustments	(8)	(4)	(12)	—	31	31
Disposals and write-off of fully amortised assets	—	(17)	(17)	—	(28)	(28)
Impairment of intangible assets	—	—	—	85	2	87
Amortisation charge for the year	—	341	341	—	300	300
At 31 December	4,409	2,169	6,578	4,417	1,849	6,266

Net book value at 31 December	5,522	1,594	7,116	5,522	1,201	6,723

(1)	Principally internally generated software.

Intangible assets and goodwill are reviewed for indicators of impairment. No impairment was indicated at 31 December 2022. In 2021 goodwill in the Retail Banking segment was impaired by £85 million.

NatWest Group’s goodwill acquired in business combinations is reviewed for impairment annually at 31 December by cash-generating unit (CGU) (2022 and 2021: Retail Banking £2,607 million; Commercial Banking £2,606 million; Private Banking £9 million; and RBS International £300 million). Analysis by reportable segment is in Note 4 Segmental analysis.

Impairment testing involves the comparison of the carrying value of each CGU with its recoverable amount. The carrying values of the segments reflect the equity allocations made by management, which are consistent with NatWest Group’s capital targets.

Recoverable amount is the higher of fair value less costs of disposal and value in use. Fair value is the price that would be received to sell an asset in an orderly transaction between market participants. Value in use is the present value of expected future cash flows from the CGU.

The recoverable amounts for all CGUs at 31 December 2022 were based on value in use, using management's latest five-year revenue and cost forecasts. These are discounted cash flow projections over five years. The forecast is then extrapolated in perpetuity using a long-term growth rate to compute a terminal value, which comprises the majority of the value in use. The long-term growth rates have been based on expected growth of the CGUs (2022: 1.4% and 2021: 1.6%). The pre-tax risk discount rates are based on those observed to be applied to businesses regarded as peers of the CGUs (2022: 15.3% for Retail Banking, Commercial Banking and Private Banking, 14% for RBS International, and 2021: 13.9% for Retail Banking, Commercial Banking and Private Banking, 12.1% for RBS International).